UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

ENVISION HEALTHCARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37955	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2018, Envision Healthcare Corporation, a Delaware corporation (the "Company") issued a press release which, among other things, disclosed its preliminary unaudited estimate regarding fourth-quarter 2017 net revenues from continuing operations, and refined its outlook regarding its previously provided Adjusted EBITDA guidance for the fourth-quarter. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the "Securities Act").

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 7, 2018, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s Second Amended and Restated By-laws (the “By-laws”) to extend the deadline for nominations of persons for election to the Board or other business to be properly brought before the Company’s 2018 annual meeting of stockholders to March 16, 2018. The original nomination and proposal deadline was February 24, 2018. Any director nominations or proposals of other business received by the Company prior to the close of business on March 16, 2018, and otherwise complying with the By-laws, may be brought before the Company’s 2018 annual meeting of stockholders. The foregoing description of this amendment to the By-laws is qualified in its entirety by reference to the full text of the First Amendment to the By-laws, which is filed herewith as Exhibit 3.1 and incorporated herein by reference. The Company issued a press release in connection with this decision. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	First Amendment to Second Amended and Restated By-laws of Envision Healthcare Corporation (dated February 7, 2018).
99.1	Press Release dated February 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Envision Healthcare Corporation

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge

Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:    February 7, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	First Amendment to Second Amended and Restated By-laws of Envision Healthcare Corporation (dated February 7, 2018).
99.1	Press Release dated February 7, 2018.